UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2023

ARMA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-202398	32-0449388
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7260 West Azure Drive

Suite 140-920

Las Vegas, Nevada 89130

(Address of principal executive offices (zip code))

1-416-881-2275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

JUMPSTART OUR BUSINESS STARTUPS ACT

The Company qualifies as an “emerging growth company” as defined in Section 101 of the Jumpstart our Business Startups Act (the “JOBS Act”) as we do not have more than $1,070,000,000 in annual gross revenue and did not have such amount as of October 31, 2022 our last fiscal year. We are electing to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act.

We may lose our status as an emerging growth company on the last day of our fiscal year during which (i) our annual gross revenue exceeds $2,000,000,000 or (ii) we issue more than $2,000,000,000 in non-convertible debt in a three-year period. We will lose our status as an emerging growth company if at any time we are deemed to be a large accelerated filer. We will lose our status as an emerging growth company on the last day of our fiscal year following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement.

As an emerging growth company, we are exempt from Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and Section 14A(a) and (b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such sections are provided below:

Section 404(b) of the Sarbanes-Oxley Act requires a public company’s auditor to attest to, and report on, management’s assessment of its internal controls.

Sections 14A(a) and (b) of the Exchange Act, implemented by Section 951 of the Dodd-Frank Act, require companies to hold shareholder advisory votes on executive compensation and golden parachute compensation.

As long as we qualify as an emerging growth company, we will not be required to comply with the requirements of Section 404(b) of the Sarbanes-Oxley Act and Section 14A(a) and (b) of the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

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Item 1.01 Entry into Material Definitive Agreement

On February 27, 2023, Arma Services Inc. (“ARMV,” or the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Wenflor International Inc. and Bret International Holding Corp. (“Bret”) to acquire from Wenflor International Inc. all of the outstanding shares of Bret in exchange for 6,000,000 newly issued shares of ARMV common stock.

Item 2.01 Completion of Acquisition or Disposition of Assets

OVERVIEW

As used in this report, unless otherwise indicated, the terms “we”, "us", “our”, “Company” and “Arma” refer to Arma Services Inc. ("Arma"). We refer to the transactions contemplated by the Share Exchange Agreement as the "Acquisition".

On February 27, 2023, pursuant to the terms of the Share Exchange Agreement, we acquired all the issued and outstanding shares of Bret and Bret became our wholly-owned subsidiary. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein Bret is considered the acquirer for accounting and financial reporting purposes.

About Bret

Bret International Holding Corp is the owner of 100% of Bret Consultores, SAPI de CV incorporated on August 2, 2021 and its newly owned Bret International Holding Corp: Carbon Capture (“Bret”), a Panama corporation incorporated on May 27, 2022 to promote its international expansion into the global market.

Bret contributes towards atmospheric carbon dioxide (CO2) drawdown by developing and supplying carbon offsets from restoration and conservation of Succulent, forests and natural habitats at the regional scale through the maintenance of the crops in production or maintenance of forestry hectares.

We have developed a methodology to measure the plant growth on a yearly basis to calculate the amount of captured CO2 using Succulent and the sale of Carbon Credits to companies identified in the Carbon Disclosure Project Report (CDP), Price Waterhouse Cooper report on Carbon obligations of over 5,000 Multi-National Corporations.

We support over 40 forestry projects, encompassing 156,000 hectares in the states of Chihuahua, Durango, Jalisco, Quintana Roo and Oaxaca. We work with ejidos,(Indigenous People), on communal lands and on private properties, generating carbon credits through internationally recognized protocols, such as CAR and Verra.

Our Mission

To promote healthy, sustainable development, and resilient rural agriculture development through the carbon market, while strengthening the participation of communities and private landowners in project development and decision-making. At the same time, companies, organizations and individuals can offset their emissions and meet their climate goals.

•	We focus on solving challenges at the intersection of sustainability and human wellbeing, generating quality offsets in cooperation with forest communities and landowners
•	We develop and support projects that provide multiple environmental, social, and economic benefits
•	We work with companies, governments and individuals who want to have a positive impact on the planet

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Our projects and activities:

•	Improve the quality of life of natural resource owners through Nature-based Solutions (NbS).
•	Preserve and increase forest biomass and, therefore, carbon reserves.
•	Promote activities for the preservation of ecosystem services such as water supply, soil conservation, and biodiversity.
•	Develop project development and monitoring capacities among local communities, partners and allies.
•	Develop quality forest carbon capture projects under Verra and CAR standards.
•	Contribute to the construction of a carbon market that reflects social and environmental safeguards.
•	Recognize that most of the profits belong to land and forest owners and promote their use for the maintenance and preservation of ecosystems.

Our Model

We combine traditional and scientific knowledge, and engagement with land owners and inhabitants, with advanced satellite monitoring and data analytics to achieve carbon drawdown at the ecosystem level.

We mitigate the risk of carbon project development and make simple to aggregate landowners under our payment for carbon removal programs.

We manage four types of carbon capture programs; Forestry, Succulents, Sustainable Agriculture development, Mangroves and Methane Capture to produce alternative energy financed through the sale of Carbon Offsets in the Carbon Markets. Each has its unique aspects, but in general the model can be apply to all, engagement with the communities and local organizations.

Forest Carbon projects are not without their challenges. The rural areas of Mexico experience a plethora of social, environmental, and political shortcomings. Drug-related violence and land tenure are some of the key issues facing offset generation. Many productive and conservation projects have failed because of this.

We must also ensure communities are autonomous on their decision making, while being consistent with agreements and contracts.

Bret does not develop projects in territories affected by narcotraffic or violence. In the territories we do work, our project design generates an effective shield, ensuring forest owners are the ones who defend the projects, as our model generates ownership, builds capacities and provides revenue streams, generating employment options.

The process involves training the communities and organizations, providing the necessary equipment, assisting in the generation of a strategy to generate additionality by reducing vulnerability and the possibility of deforestation, and following through the process of generating carbon credits until completion, assisting the organizations in selling high quality offsets at a fair price.

Depending on the extension of the area of activity, we hire between 8 to 12 people per project with the best daily payment conditions, including accident and life insurance.

We provide each community with equipment looking to build local monitoring capacity, so they will continue to be involved in the project, generating ownership and involvement.

All programs started in Mexico, with the objective of expanding our Carbon projects internationally. We are currently in discussions with indigenous communities in Panama, Colombia, Brazil, Peru, and Paraguay.

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Our Succulent Carbon Program

Bret, though Ecapfin, is committed to self-sustainable rural development, addressing the issue of climate change through Carbon Capture, the production of renewable energy addressing issues of desertification and food security, producing organic fertilizer and animal feed for sustainable development using our Succulent Breed.

The advantage of using Succulent is 600% more efficient per Hectare than harvesting CO2 using forests management programs.

Our Approach for Achieving Business Goals

Our approach is focused on:

1.	Understanding and assessing the ample carbon absorption potential at a regional scale with a top-down perspective.
2.	Realizing forest carbon offset transactions through a network of alliances with universities, NGOs, local carbon developers, and local communities and forest owners the realize the offset potential from bottom up.
3.	Providing an economic improvement of livelihoods for forest communities and owners through our forest carbon programs.
4.	Devising Emission Reductions Payment Agreement (ERPA) contracts hand in hand with solid mechanisms to build long term relations with counterparts and allies to facilitate forest carbon permanence and environmental and social integrity.
5.	Drive innovation in ecosystems services monitoring and forest carbon accounting through technology.

Value Proposition

The successful development, sourcing and supply of carbon offsets from restoration and conservation of forest requires a value proposition that:

1.	Reduces transactional costs related to project documentation and monitoring through state-of-the-art data acquisition and analysis; and streamlined aggregation of landowners under our forest carbon programs.
2.	Focus on a continuous engagement with forest owners and inhabitants through strong long-term partnerships and alliances with technical partners including NGOs, academia and local project developers that enables carbon permanence and improves communities livelihoods.
3.	Legal document in which the Seller (such as a REDD+ country) and the Buyer agree on the commercial terms (e.g. volume, price, options, etc.) of the sale and payment for Emission Reductions to be generated and verified under an Emission Reductions Program” (Forest Carbon Partnership, 2022)
4.	Mitigate delivery risks of forest carbon projects with the support of emission tracking per hectare of Forestry or Agriculture Production undermanagement accumulated on a balance sheet with delivery dates and third-party verification to facilitate upfront payments to finance project activities.

Key Functions and Resources

Functions

•	Source forest carbon offsets from local partners and allies
•	Build carbon project development and monitoring capacities amongst local communities, partners and allies.
•	Develop carbon projects whenever is required.
•	Monitor projects performance through drone and satellite data acquisition and big data analysis techniques.
•	Lead new methodologies development under specific registries as Climate Forward, Carbon Action Reserve, Verra and the Mexican Carbon Protocol.

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Resources

•	Multiple geospatial data layers
•	Big data analysis capabilities
•	Personal Software and Hardware
•	Office in México City

Key Partnerships

ONGs

•	MexiCo2
•	Cool Effect
•	Climate Impact Partners
•	Mirova
•	Climate Partners

Governments

•	CONANP
•	State Governments
• Durango, Chihuahua, Jalisco, Oaxaca, Hidalgo, CDMX, Yucatán

Private Sector

•	Boomitra – Succulent
•	NCX – Forestry
•	CAR
•	Verra
•	Freepoint

Technical Private Sector

•	Bioforestal
•	Unidad Topia
•	Sendas

Employees

We currently have a total of six employee including three employees employed by our Bret subsidiary.

We have also engaged ten consultants who evaluate global carbon development opportunities in the green energy sector working on several continents. We anticipate hiring additional employees in the next twelve months and the necessary personnel based on an as needed basis only on a per contract basis to be compensated directly from revenues.

Properties

Our mailing address and global operations are situated at 3845 Boulevard International Business Park Panama Pacifico, Suite,14, Rousseau, Panamá, Republic of Panama. WCG4+QX4, International tax free zone. The company has leased office space for a period of 12 months at a cost of $750.00 USD.

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Intellectual Property

The Company’s methodology has been registered as a new methodology by Verified Carbon Standard.

Legal Proceedings.

None.

RISK FACTORS

Any investment in our common stock involves a high degree of risk. Investors should carefully consider the risks described below and all of the information contained in this Current Report on Form 8-K before deciding whether to purchase our common stock. Our business, financial condition or results of operations could be materially adversely affected by these risks if any of them actually occur. Further, the trading price of our shares could decline due to any of these risks, and an investor may lose all or part of his or her investment. Some of these factors have affected our financial condition and operating results in the past or are currently affecting us. This Current Report on Form 8-K also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this Current Report on Form 8-K.

Risks Related to our Business

Bret a limited operating history

Bret has limited operating history. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least for the foreseeable future. We can make no assurances that we will be able to effectuate our strategies or otherwise to generate sufficient revenue to continue operations. During the year ended October 31, 2021, Bret’s total revenue was $6,812, and had a net loss of $94,548. During the twelve months ended October 31, 2022, Bret’s total revenue was $59,745, and had a net loss of $619,899.

Our estimates of expenses may be incorrect.

Our estimates of capital, personnel, equipment, and facilities required for our proposed operations are based on certain other existing businesses operating under projected business conditions and plans. We believe that our estimates are reasonable, but it is not possible to determine the accuracy of such estimates at this point. In formulating our business plan, we have relied on the judgment of our officers and directors and their experience in developing businesses. We can make no assurances that we will be able to obtain sufficient financing or implement successfully the business plan we have devised. Further, even with sufficient financing, there can be no assurance that we will be able to operate our business on a profitable basis. We can make no assurances that our projected business plan will be realized or that any of our assumptions will prove to be correct.

We operate in a highly competitive industry.

The climate and carbon treatment business is highly competitive and constantly changing. Our competitors include not only other large multinational companies, but also smaller entities that operate in local or regional markets as well as new forms of market participants.

Competitive challenges also arise from rapidly-evolving and new technologies in the carbon capture space, creating opportunities for new and existing competitors and a need for continued significant investment in research and development.

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A number of our existing or potential competitors may have substantially greater financial, technical, and marketing resources, larger investor bases, greater name recognition, and more established relationships with their investors, and more established sources of deal flow and investment opportunities than we do. This may enable our competitors to: develop and expand their services and develop infrastructure more quickly and achieve greater scale and cost efficiencies; adapt more quickly to new or emerging markets and opportunities, strategies, techniques, technologies, and changing investor needs; take advantage of acquisitions and other market opportunities more readily; establish operations in new markets more rapidly; devote greater resources to the marketing and sale of their products and services; adopt more aggressive pricing policies; and provide clients with additional benefits at lower overall costs in order to gain market share. If our competitive advantages are not compelling or sustainable and we are not able to effectively compete with larger competitors, then we may not be able to increase or sustain cash flow.

Cross Border Sales Transactions

Cross border sales transactions carry a risk of changes in import tax and/or duties related to the import and export of our product, which can result in pricing changes, which will affect revenues and earnings. Cross border sales transactions carry other risks including, but not limited to, changing regulations, wait times, customs inspection and lost or damaged product

Our independent public accountants have provided their report with a going concern opinion.

The Company’s financial statements were prepared on a going concern basis which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. During the twelve-month period ended October 31, 2022, the Company incurred a net loss of $619,899 and as of that date, the Company’s accumulated deficit was $831,785 There are no assurances that it will be able to achieve level of revenues adequate to generate sufficient cash flow from operations or obtain additional financing through private placements, public offerings and/or bank financing necessary to support our working capital requirements. To the extent that funds generated from any private placements, public offerings and/or bank financing are insufficient, we will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on acceptable terms. These conditions raise substantial doubt about our ability to continue as a going concern. If adequate working capital is not available, we may be forced to discontinue operations, which would cause investors to lose their entire investment. The accompanying condensed consolidated financial statements do not include any adjustments that might result relating to the recoverability and classification of the asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this risk and uncertainty.

We will need to raise funding, which may not be available on acceptable terms, or at all. Failure to obtain this necessary capital when needed may force us to delay, limit or terminate our product development efforts or other operations.

We will need to seek funds soon, through public or private equity or debt financings, government or other third-party funding, marketing and distribution arrangements and other collaborations, strategic alliances or a combination of these approaches. Raising funds in the current economic environment may present additional challenges. It is not certain that we have accounted for all costs and expenses of future development and regulatory compliance. Even if we believe we have sufficient funds for our current or future operating plans, we may seek additional capital if market conditions are favorable or if we have specific strategic considerations.

Our future growth may be limited.

The Company’s ability to achieve its expansion objectives and to manage its growth effectively depends upon a variety of factors, including the Company’s ability to further develop use of methodology, to attract and retain skilled employees, to successfully position and market the Company, to protect its existing intellectual property, to capitalize on the potential opportunities it is pursuing with third parties, and sufficient funding. To accommodate growth and compete effectively, the Company will need working capital to maintain adequate operating levels, develop additional procedures and controls and increase, train, motivate and manage its work force. There is no assurance that the Company’s personnel, systems, procedures and controls will be adequate to support its potential future operations.

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We are reliant on a small number of customers for the majority of our revenue.

We have developed key partnerships with Non-Government Organizations (NGOs) , governments, and companies in the private sector. The loss of any of these partnerships would materially effect or revenue. The loss of any of these could have an adverse effect on the Company’s business.

We rely on key personnel.

The Company’s success also will depend in large part on the continued service of its key operational and management personnel, including executive staff, research and development, engineering, marketing and sales staff. Most specifically, this includes its Director Teresa Tattersfield who oversees new partnerships, as well as implementation of our methodology, partnership retention, overall management and future growth. The Company faces intense competition from its competitors, customers and other companies throughout the industry. Any failure on the Company’s part to hire, train and retain a sufficient number of qualified professionals could impair the business of the Company.

Confidentiality agreements with employees and others may not adequately prevent disclosure of trade secrets and other proprietary information.

In order to protect our proprietary technology and processes, we also rely in part on confidentiality agreements with our employees, consultants, outsource manufacturers and other advisors. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover trade secrets and proprietary information. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights, and failure to obtain or maintain trade secret protection could adversely affect our competitive business position.

We may not be successful in our potential business combinations.

The Company may, in the future, pursue acquisitions of other complementary businesses and technology licensing arrangements. The Company may also pursue strategic alliances and joint ventures that leverage its core products and industry experience to expand its product offerings and geographic presence. The Company has limited experience with respect to acquiring other companies and limited experience with respect to forming collaborations, strategic alliances and joint ventures.

If the Company were to make any acquisitions, it may not be able to integrate these acquisitions successfully into its existing business and could assume unknown or contingent liabilities. Any future acquisitions the Company makes, could also result in large and immediate write-offs or the incurrence of debt and contingent liabilities, any of which could harm the Company’s operating results. Integrating an acquired company also may require management resources that otherwise would be available for ongoing development of the Company’s existing business.

 We may experience intellectual property enforcement and infringement which could force us to spend on legal fees.

The environmental protection industry has been characterized by significant litigation and other proceedings regarding intellectual property rights. The situations in which we may become parties to such litigation or proceedings may include:

1. litigation or other proceedings we may initiate against third parties to enforce our intellectual property rights;

2. litigation or other proceedings we or our licensee(s) may initiate against third parties seeking to invalidate the patents held by such third parties or to obtain a judgment that our products do not infringe such third parties’ intellectual property; and

3. litigation or other proceedings, third parties may initiate against us to seek to invalidate our intellectual property.

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If third parties initiate litigation claiming that our products infringe their intellectual property rights, we will need to defend against such proceedings.

The costs of resolving any patent litigation or other intellectual property proceeding, even if resolved in our favor, could be substantial. Many of our potential competitors will be able to sustain the cost of such litigation and proceedings more effectively than we can because of their substantially greater resources. In some instances competitors may proceed with litigation or other proceedings pertaining to infringement of their intellectual property as a means to hinder or devaluate the target defendant company, with no intention of the matter being resolved in their favor. Uncertainties resulting from the initiation and continuation of patent litigation or other intellectual property proceedings could have a material adverse effect on our ability to compete in the marketplace. Intellectual property proceedings may also consume significant management time and costs.

Global economic conditions, such as COVID-19, may adversely affect our industry, business and results of operations.

Our overall performance depends, in part, on worldwide economic conditions which historically is cyclical in character. Key international economies continue to be impacted by a recession, characterized by falling demand for a variety of goods and services, restricted credit, going concern threats to financial institutions, major multinational companies and medium and small businesses, poor liquidity, declining asset values, reduced corporate profitability, extreme volatility in credit, equity and foreign exchange markets and bankruptcies. In markets where our revenue occurs go into recession, these conditions affect the rate of spending and could adversely affect our customers’ ability or willingness to purchase our concept which could adversely affect our operating results.

Any further disruptions from an uptick in new infections related to COVID-19 may materially harm out business prospects.

Further upticks in infection, and the related enforcement of governmental restrictions would materially hinder our ability to grow, as it would make it could interrupt our supply chain, as well as the financial condition of our intended customer base.

Any future indebtedness reduces cash available for distribution and may expose us to the risk of default under debt obligations that we may incur in the future.

Payments of principal and interest on borrowings that we may incur in the future may leave us with insufficient cash resources to operate the business. Our level of debt and the limitations imposed on us by debt agreements could have significant material and adverse consequences, including the following:

•	our cash flow may be insufficient to meet our required principal and interest payments;
•	we may be unable to borrow additional funds as needed or on favorable terms, or at all;
•	we may be unable to refinance our indebtedness at maturity or the refinancing terms may be less favorable than the terms of our original indebtedness;
•	to the extent we borrow debt that bears interest at variable rates, increases in interest rates could materially increase our interest expense;
•	we may default on our obligations or violate restrictive covenants, in which case the lenders may accelerate these debt obligations; and
•	our default under any loan with cross default provisions could result in a default on other indebtedness.

If any one of these events were to occur, our financial condition, results of operations, cash flow, and our ability to make distributions to our shareholders could be materially and adversely affected.

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Our results of operations are highly susceptible to unfavorable economic conditions.

We are exposed to risks associated with weak or uncertain regional or global economic conditions and disruption in the financial markets. The global economy continues to be challenging in some markets. Uncertainty about the strength of the global economy generally, or economic conditions in certain regions or market sectors, and a degree of caution on the part of some marketers, can have an effect on the demand for advertising and marketing communication services. In addition, market conditions can be adversely affected by natural and human disruptions, such as natural disasters, severe weather events, military conflict or public health crises. Our industry can be affected more severely than other sectors by an economic downturn and can recover more slowly than the economy in general. In the past, some clients have responded to weak economic and financial conditions by reducing their marketing budgets, which include discretionary components that are easier to reduce in the short term than other operating expenses. This pattern may recur in the future. Furthermore, unexpected revenue shortfalls can result in misalignments of costs and revenues, resulting in a negative impact to our operating margins. If our business is significantly adversely affected by unfavorable economic conditions or other market disruptions that adversely affect client spending, the negative impact on our revenue could pose a challenge to our operating income and cash generation from operations.

International business risks could adversely affect our operations.

We intend to be a global business. Operations outside Mexico and the United States could represent a significant portion of our net revenues. These operations are exposed to risks that include local legislation, currency variation, exchange control restrictions, local labour and employment laws that hinder workforce flexibility, large-scale local or regional public health crises, and other difficult social, political or economic conditions. We also must comply with applicable U.S., local and other international anti-corruption laws. These restrictions can place us at a competitive disadvantage with respect to those competitors who may not be subject to comparable restrictions. Failure to comply or to implement business practices that sufficiently prevent corruption or violation of sanctions laws could result in significant remediation expense and expose us to significant civil and criminal penalties and reputational harm.

We may not be able to meet our performance targets and milestones.

From time to time, we may communicate to the public certain targets and milestones for our financial and operating performance that are intended to provide metrics against which to evaluate our performance. They should not be understood as predictions or guidance about our expected performance. Our ability to meet any target or milestone is subject to inherent risks and uncertainties, and we caution investors against placing undue reliance on them. See Statement Regarding Forward-Looking Disclosure.

We have limited personal liability.

Our Certificate of Incorporation and Bylaws generally provide that the liability of our officers and directors will be eliminated to the fullest extent allowed under law for their acts on behalf of our Company.

There are implications of being an emerging growth company.

As a company with less than $2.0 billion in revenue during its last fiscal year, we qualify as an “emerging growth company” as defined in the JOBS Act. For as long as a company is deemed to be an emerging growth company, it may take advantage of specified reduced reporting and other regulatory requirements that are generally unavailable to other public companies. These provisions include:

•	a requirement to have only two years of audited financial statements and only two years of related Management’s Discussion and Analysis included in an initial public offering registration statement;
•	an exemption to provide less than five years of selected financial data in an initial public offering registration statement;
•	an exemption from the auditor attestation requirement in the assessment of our internal controls over financial reporting;
•	an exemption from the adoption of new or revised financial accounting standards until they would apply to private companies;
•	an exemption from compliance with any new requirements adopted by the Public Company Accounting Oversight Board requiring mandatory audit firm rotation or a supplement to the auditor’s report in which the auditor would be required to provide additional information about the audit and the financial statements of the issuer; and
•	reduced disclosure about our executive compensation arrangements.

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An emerging growth company is also exempt from Section 404(b) of the Sarbanes Oxley Act, which requires that the registered accounting firm shall, in the same report, attest to and report on the assessment on the effectiveness of the internal control structure and procedures for financial reporting. Similarly, as a Smaller Reporting Company we are exempt from Section 404(b) of the Sarbanes-Oxley Act and our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until such time as we cease being a Smaller Reporting Company.

As an emerging growth company, we are exempt from Section 14A (a) and (b) of the Exchange Act which require stockholder approval of executive compensation and golden parachutes.

Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We would cease to be an emerging growth company upon the earliest of:

•	the first fiscal year following the fifth anniversary of this filing;
•	the first fiscal year after our annual gross revenues are $2 billion or more;
•	the date on which we have, during the previous three-year period, issued more than $2 billion in non-convertible debt securities; or
•	as of the end of any fiscal year in which the market value of our Common Stock held by non-affiliates exceeded $700 million as of the end of the second quarter of that fiscal year.

Risks Related to Regulation

Applicable state and international laws may prevent us from maximizing our potential income.

Depending on the laws of each particular State and country, we may not be able to fully realize our potential to generate profit. Furthermore, cities and counties are being given broad discretion to use other carbon capture methodologies. Depending on the laws of international countries and the States, we might not be able to fully realize our potential to generate profit.

Compliance with environmental laws could materially increase our operating expenses.

There may be environmental conditions associated with businesses we acquire of which we are unaware. Such environmental liability exposure associated with properties we acquire could harm our business, financial condition, liquidity and results of operations.

Risks Related to the Market for our Stock

The OTC and share value

Our Common Stock trades listed for quotation on the OTC Market under the ticker symbol “ARMV”. Therefore, our Common Stock is expected to have fewer market makers, lower trading volumes, and larger spreads between bid and asked prices than securities listed on an exchange such as the New York Stock Exchange or the NASDAQ Stock Market. These factors may result in higher price volatility and less market liquidity for our Common Stock.

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Lack of market and state blue sky laws

Investors may have difficulty in reselling their shares due to the lack of market or state Blue Sky laws. The holders of our shares of Common Stock and persons who desire to purchase them in any trading market that might develop in the future should be aware that there may be significant state law restrictions upon the ability of investors to resell our shares. Accordingly, even if we are successful in having the shares available for trading on the OTC, investors should consider any secondary market for our securities to be a limited one. We intend to seek coverage and publication of information regarding our Company in an accepted publication which permits a “manual exemption.” This manual exemption permits a security to be distributed in a particular state without being registered if the company issuing the security has a listing for that security in a securities manual recognized by the state. However, it is not enough for the security to be listed in a recognized manual. The listing entry must contain (1) the names of issuers, officers, and directors, (2) an issuer’s balance sheet, and (3) a profit and loss statement for either the fiscal year preceding the balance sheet or for the most recent fiscal year of operations. We may not be able to secure a listing containing all of this information. Furthermore, the manual exemption is a non-issuer exemption restricted to secondary trading transactions, making it unavailable for issuers selling newly issued securities. Most of the accepted manuals are those published in Standard and Poor’s, Moody’s Investor Service, Fitch’s Investment Service, and Best’s Insurance Reports, and many states expressly recognize these manuals. A smaller number of states declare that they “recognize securities manuals” but do not specify the recognized manuals. The following states do not have any provisions and therefore do not expressly recognize the manual exemption: Alabama, Georgia, Illinois, Kentucky, Louisiana, Montana, South Dakota, Tennessee, Vermont, and Wisconsin.

Accordingly, our shares of Common Stock should be considered totally illiquid, which inhibits investors’ ability to resell their shares.

Penny stock regulations

We will be subject to penny stock regulations and restrictions and you may have difficulty selling shares of our Common Stock. The Commission has adopted regulations which generally define so-called “penny stocks” to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. We anticipate that our Common Stock will become a “penny stock”, and we will become subject to Rule 15g-9 under the Exchange Act, or the “Penny Stock Rule”. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers. For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the Commission relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

We do not anticipate that our Common Stock will qualify for exemption from the Penny Stock Rule. In any event, even if our Common Stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the Commission the authority to restrict any person from participating in a distribution of penny stock, if the Commission finds that such a restriction would be in the public interest.

No audit or compensation committee

Because we do not have an audit or compensation committee, stockholders will have to rely on our entire Board of Directors, none of which are independent, to perform these functions. We do not have an audit or compensation committee comprised of independent directors. Indeed, we do not have any audit or compensation committee. These functions are performed by our Board of Directors as a whole. No members of our Board of Directors are independent directors. Thus, there is a potential conflict in that Board members who are also part of management will participate in discussions concerning management compensation and audit issues that may affect management decisions.

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Security laws exposure

We are subject to compliance with securities laws, which exposes us to potential liabilities, including potential rescission rights. We may offer to sell our shares of our Common Stock to investors pursuant to certain exemptions from the registration requirements of the Securities Act, as well as those of various state securities laws. The basis for relying on such exemptions is factual; that is, the applicability of such exemptions depends upon our conduct and that of those persons contacting prospective investors and making the offering. We may not seek any legal opinion to the effect that any such offering would be exempt from registration under any federal or state law. Instead, we may elect to relay upon the operative facts as the basis for such exemption, including information provided by investor themselves.

If any such offering did not qualify for such exemption, an investor would have the right to rescind its purchase of the securities if it so desired. It is possible that if an investor should seek rescission, such investor would succeed. A similar situation prevails under state law in those states where the securities may be offered without registration in reliance on the partial pre-emption from the registration or qualification provisions of such state statutes under the National Securities Markets Improvement Act of 1996. If investors were successful in seeking rescission, we would face severe financial demands that could adversely affect our business and operations. Additionally, if we did not in fact qualify for the exemptions upon which we have relied, we may become subject to significant fines and penalties imposed by the Commission and state securities agencies.

No cash dividends

Because we do not intend to pay any cash dividends on our Common Stock, our stockholders will not be able to receive a return on their shares unless they sell them. We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on shares of our Common Stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares of our Common Stock when desired.

We may need to raise additional funds in the future. These funds may not be available on acceptable terms or at all, and, without additional funds, we may not be able to maintain or expand our business.

Our operations require substantial funds to finance our operating expenses, to expand our marketing, to develop product offerings and to cover public company costs. Without these funds, we may not be able to meet our goals.

We may seek additional funding through public or private financing or through collaborative arrangements with strategic partners. However, you should also be aware that in the future:

•	we cannot be certain that additional capital will be available on favorable terms, if at all;
•	any available additional financing may not be adequate to meet our goals; and
•	any equity financing would result in dilution to stockholders.

If we cannot raise additional funds when needed, or on acceptable terms, we may not be able to effectively execute our growth strategy (including entering the retail market), take advantage of future opportunities, or respond to competitive pressures or unanticipated requirements. In addition, we may be required to scale back or discontinue expansion plans, or obtain funds through strategic alliances that may require us to relinquish certain rights.

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Our quarterly results may fluctuate because of many factors and, as a result, investors should not rely on quarterly operating results as indicative of future results.

Fluctuations in operating results or the failure of operating results to meet the expectations of public market analysts and investors may negatively impact the value of our securities. Quarterly operating results may fluctuate in the future due to a variety of factors that could affect revenues or expenses in any particular quarter. Fluctuations in quarterly operating results could cause the value of our securities to decline. Investors should not rely on quarter-to-quarter comparisons of results of operations as an indication of future performance. As a result of the factors listed below, it is possible that in future periods the operation results may be below the expectations of public market analysts and investors. This could cause the market price of our securities to decline. Factors that may affect our quarterly results include:

•	vulnerability of our business to a general economic downturn;
•	seasonality of our business; and
•	changes in the laws that affect our operations.

We may not maintain sufficient insurance coverage for the risks associated with our business operations. As a result, we may incur uninsured losses.

Except for property, accident and automobile insurance, we do not have other insurance such as business liability or disruption insurance coverage for our operations. As a result, we may incur uninsured liabilities and losses as a result f the conduct of our business. There can be no guarantee that we will be able to obtain additional insurance coverage in the future, and even if we are able to obtain additional coverage, we may not carry sufficient insurance coverage to satisfy potential claims. Should uninsured losses occur, any purchasers of our common stock could lose their investment.

Item 2.02 Results of Operations and Financial Condition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is a discussion of the financial condition and results of operations of Bret and its subsidiaries. This management’s discussion and analysis of financial condition and results of operations should be read in conjunction with our financial statements and the related notes, and the other financial information included in this current report.

Forward-Looking Statements

We make forward-looking statements in this Form 8-K that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” “could,” “will,” “would,” “ongoing,” “future” or the negative of these terms or other similar expressions. Forward-looking statements include, but are not limited to, such matters as:

∎	our ability to compete in our industry;
∎	our expectations regarding our financial performance, including our revenue, costs and EBITDA;
∎	the sufficiency of our cash, cash equivalents, and investments to meet our liquidity needs;
∎	our ability to stay in compliance with laws and regulations, including tax laws, that currently apply or may become applicable to our business both in the U.S. and internationally and our expectations regarding various laws and restrictions that relate to our business;
∎	our ability to anticipate the effects of existing and developing laws and regulations, including with respect to taxation and carbon trade;
∎	our ability to effectively manage our growth and maintain our corporate culture;
∎	our ability to identify, recruit, and retain skilled personnel, including key members of senior management;
∎	our ability to successfully identify, manage, consummate and integrate any existing and potential acquisitions;
∎	our ability to maintain, protect, and enhance our intellectual property;
∎	our ability to manage the increased expenses associated and compliance demands with being a public company; and
∎	other factors detailed herein under “Risk Factors.”

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The preceding list is not intended to be an exhaustive list of all of our forward-looking statements. The forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These statements are only predictions based upon our current expectations and projections about future events. There are important factors that could cause our actual results, levels of activity, performance or achievements to differ materially from the results, levels of activity, performance or achievements expressed or implied by the forward-looking statements. In particular, you should consider the risks provided under “Risk Factors” in this Form 8-K.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Each forward-looking statement speaks only as of the date of the particular statement. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Form 8-K, to conform these statements to actual results or to changes in our expectations.

Overview

The Company seeks to promote healthy, sustainable, and resilient rural economies through the carbon market, while strengthening the participation of rural communities in project development and decision-making. At the same time, companies, organizations and individuals can offset their emissions and meet their climate goals.

Critical Accounting Policies and Estimates

Management’s discussion and analysis of results of operations and financial condition are based upon our consolidated financial statements. These statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These principles require management to make certain estimates and assumptions that affect amounts reported and disclosed in the financial statements and related notes. The most significant estimates and assumptions include valuation of inventories, provisions for income taxes, allowance for doubtful accounts, and the recoverability of the long-lived assets. Actual results could differ from these estimates. Periodically, we review all significant estimates and assumptions affecting the financial statements and record the effect of any necessary adjustments.

The following critical accounting policies rely upon assumptions and estimates and were used in the preparation of our consolidated financial statements:

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and inventories, income taxes, and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

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Revenue Recognition

The Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. The guidance provided in Accounting Standards Codification (“ASC”) Topic 606 (“ASC 606”) requires entities to use a five-step model to recognize revenue by allocating the consideration from contracts to performance obligations on a relative standalone selling price basis. Revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. The standard also requires new disclosures regarding the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. ASC 606 also includes Subtopic 340-40, Other Assets and Deferred Costs – Contracts with Customers, which requires the deferral of incremental costs of obtaining a contract with a customer.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. Cash and cash equivalents consist of cash on deposit with banks and money market funds, the fair value of which approximates cost. The Company maintains its cash balances with a high-credit-quality financial institution.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms which are recorded at net realizable value. The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectability of trade receivables. A considerable amount of judgment is required in assessing the amount of the allowance. The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations and monitors current economic trends that might impact the level of credit losses in the future. If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a specific allowance will be required.

Recovery of bad debt amounts previously written off is recorded as a reduction of bad debt expense in the period the payment is collected. If the Company’s actual collection experience changes, revisions to its allowance may be required. After all, attempts to collect a receivable have failed, the receivable is written off against the allowance.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, Accounting for Income Taxes (“ASC 740”). Under ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. ASC 740-10-05, Accounting for Uncertainty in Income Taxes prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit.

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Foreign Currency Translation

The functional and reporting currency of the Company is the USD.

Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with FASB ASC 260, Earnings per Share which requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common stockholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Recent Accounting Pronouncements

There are no recent accounting pronouncements that impact the Company’s operations.

Results of Operations

We generated revenue of $59,745 and $6,812 for the twelve months ended October 31, 2022 and 2021, respectively. For the twelve months ended October 31, 2022 our operating expenses were $679,643 compared to $101,360 for the period ended October 31 2021. As a result, we have reported net loss of $619,899 for the twelve months ended October 31, 2022 and net loss of $94,548 for the period ended October 31, 2021. The change is due to increase expenses of the CO2 project in Bret.

Liquidity and Capital Resources

At October 31, 2022, we had $304,516 in current assets including $174,181 in cash. We have historically financed our operations through the borrowing of long-term or short-term loans and the sales of equity,

We will require additional cash resources to fund our product development and marketing. Our ability to maintain sufficient liquidity depends partially on our ability to achieve anticipated levels of revenue, while continuing to control costs. If we do not have sufficient available cash, we would have to seek additional debt or equity financing through other external sources, which may not be available on acceptable terms, or at all. Failure to maintain financing arrangements on acceptable terms would have a material adverse effect on our business, results of operations and financial condition.

Off-Balance Sheet Arrangements

We have no material off-balance sheet transactions.

Item 3.02 Unregistered Sales of Equity Securities.

On February 27, 2023, Arma Services Inc. (“ARMV,” or the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Wenflor International Inc. and Bret International Holding Corp. (“Bret”) to acquire from Wenflor International Inc. all of the outstanding shares of Bret in exchange for 6,000,000 newly issued shares of the Company’s common stock.

The securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Regulation S promulgated thereunder.

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DESCRIPTION OF SECURITIES

We are authorized to issue 75,000,000 shares of common stock and 10,000,000 shares of common stock, $0.0001 par value per share, of which 12,240,000 shares were issued and outstanding as of the closing of the Acquisition.

Each outstanding share of common stock regardless of class is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the stockholders.

Holders of our common stock, regardless of class:

i	have equal ratable rights to dividends from funds legally available therefore, if declared by our Board of Directors;

ii	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon our liquidation, dissolution or winding up;

iii	do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions; and

iv	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of our stockholders.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of outstanding shares voting for the election of directors can elect all of our directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

Upon closing of the Acquisition, the board of directors and executive management of our company was as follows:

Name	Age	Position(s)
Eric Nixon	35	President CEO, CFO, Secretary, Treasurer, Director
Teresa Tattersfield	46	Director
Eduardo Piquero	41	Director
Alberto Ramirez	38	Director

Eric NIxon President & CEO, Director

Eric Nixon, the President, Chief Executive Officer, Chief Financial Officer, and as a Member of the Board of Directors of the Company. For over two decades, Eric has worked in the electrical & technology sector, bringing multiple renewable energy projects to life and striving for a carbon neutral society. He has worked alongside Conestoga College to educate the public on reducing energy consumption and researching new technologies to help reduce the carbon footprint. He has the skills and experience to take on projects in the residential, commercial, industrial, technology sectors and emergency response services when needed.

Teresa Tattersfield, Director

Teresa is the Co-Founder of Bret Consultores. She holds a degree in International Relations with a Master's Degree in Environmental Policy and Management, an Specialization in Sustainable Development (LEAD program from the Colegio de México) and Energy Efficiency and Environment at FLACSO. She is currently the forest carbon Manager of WRI Mexico, responsible for coordinating the execution of CO2munitario. She is a specialist in the design and development of methodologies and protocols that have been implemented in Mexico for the sale of offsets in the international market.

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During the previous six years, she oversaw the Program of Natural Solutions at Tec de Monterrey University and was an advisor to the Neutralízate Program of Pronatura México. She has been part of the special team of advisers in sustainable development and climate change for the Foreign Ministry of the British Commonwealth Government. She has been responsible for the elaboration of strategies that combine the efforts of local and federal governments in the development of international initiatives such as Methane to Markets. In her work at the Ministry of Environment and Natural Resources, she coordinated initiatives such as the restoration of the Lerma Chapala Basin.

Alberto Ramírez, Director

Alberto has collaborated as a consultant for entities such as CONAFOR, PROBOSQUE; SEDEMA; WWF Mexico; Climate Action Reserve (CAR); PRONATURE; ClimateSeed, among others, for the development and feasibility assessment of forestry carbon capture projects. He has experience as a verifier in compliance with forest regulations on sustainability with an emphasis on biodiversity and social aspects. He was the first Mexican verifier accredited by CAR and has participated in the review and proposal of GHG removal quantification protocols; such as CAR’s Forest Protocol for Mexico v.2.0. His main activities focus on the sustainable management of natural resources through the participation of rural communities. Alberto is a Biologist, graduated from the Faculty of Higher Studies Iztacala of the UNAM.

Alberto is currently the Forest Carbon Coordinator at WRI Mexico. Alberto is responsible for coordinating carbon capture forestry projects; through capacity building in communities; linking of forest communities at the national level; and for providing advice on inventories, monitoring, reporting and verification.

Eduardo Piquero, Director

CEO – MÉXICO2; Eduardo has more than 15 years of experience in international and national carbon pricing instruments and policies. He is currently the CEO of MÉXICO2, where he oversees the development of environmental markets, including carbon markets, clean energy certificates and green bonds.

He also led the development of the simulation exercise of a Mexican Emissions Trading System (SCE) in collaboration with the Ministry of Environment of Mexico (SEMARNAT) as a preparation for the country’s regulated emissions scheme, with the participation of more than 90 companies. Furthermore, he participated in the creation of a secondary market for Clean Energy Certificates (CEL), which supports the Mexican Wholesale Electricity Market (MEM). In addition to his work in Mexico, Eduardo has focused on developing projects to reduce greenhouse gas emissions and has designed climate change projects in several countries in Latin America, Asia, and Africa.

Term of Office

Our director holds his position until the next annual meeting of shareholders and until his successor is elected and qualified by our shareholders, or until earlier death, retirement, resignation or removal.

Family Relationships

None.

Legal Proceedings Involving Directors and Executive Officers

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our company during the past five years.

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There have been no material proceedings to which any director, officer or affiliate of our company, any owner of record or beneficially of more than five percent of any class of voting securities of our company, or any associate of any such director, officer, affiliate of our company, or security holder is a party adverse to our company or any of its subsidiaries, or to which any of such persons has a material interest adverse to our company or any of its subsidiaries.

The Board of Directors and Committees

Our Board of Directors does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by our Board of Directors as a whole. Our company is not required to maintain such committees under the rules applicable to companies that do not have securities listed or quoted on a national securities exchange or national quotation system. We intend to create board committees, including an independent audit committee, in the near future. If we are successful in listing our common stock on the American Stock Exchange or Nasdaq, we would be required to have, prior to listing, an independent audit committee formed, in compliance with the requirements for such listing and in compliance with Rule 10A-3 of the Securities Exchange Act of 1934.

Summary Compensation Tables

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2021 and 2022 of the principal executive officer, principal financial officer, in addition to our three most highly compensated officers whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer of the registrant at the end of the last fiscal year.

Position	Name of Directors	Year	Salary before tax	Bonus	All other compensation	Total

ARMV Former CEO & CFO	Jamie Sanchez	2022	$68,640.00	0	0	$0
and Chairman, Director	Cortina	2021	$26,400.00	0	0	$0

Director	Teresa Tattersfield	2022	$50,578.10	0	0	$0
		2021	$37,278.80	0	0	$0

Director	Alberto Ramirez	2022	$60,578.10	0	0	$0
		2021	$37,278.80	0	0	$0

Director	Eduardo Piquero	2022	$0	0	0	$0
		2021	0	0	0	$0

Grants of Plan-Based Awards in 2022.

There were no option grants in 2022.

Outstanding Equity Awards at 2022 Fiscal Year End

There were no option exercises or options outstanding in 2022.

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Option Exercises and Stock Vested in 2022

There were no option exercises or stock vested in 2022.

Pension Benefits

There were no pension benefit plans in effect in 2022.

Nonqualified defined contribution and other nonqualified deferred compensation plans

There were no nonqualified defined contribution or other nonqualified deferred compensation plans in effect in 2022.

Employment Agreements

Our company does not have any employment agreements with its executive officers and directors, but intends to enter into such agreements in the near future.

Director Compensation

We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity. We intend to develop such a policy in the near future.

Our Board of Directors does not currently have a compensation committee. We anticipate that our Board of Directors will establish a compensation committee in the near future that will comprise non-employee members of our Board of Directors. Our current expectation is that the compensation committee of our Board of Directors will perform, at least annually, a strategic review of the compensation program for our executive officers to determine whether it provides adequate incentives and motivation to our executive officers and whether it adequately compensates our executive officers relative to comparable officers in other companies with which we compete for executives.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Upon closing of the Acquisition, Bret became a wholly-owned subsidiary of the Company.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS AND LIMITATION OF LIABILITY

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

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Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses. Our Bylaws provide that we may indemnify and advance litigation expenses to our directors, officers, employees and agents to the extent permitted by law, our Articles of Incorporation or our Bylaws, and shall indemnify and advance litigation expenses to our directors, officers, employees and agents to the extent required by law, our Articles of Incorporation or Bylaws. Our obligations of indemnification, if any, shall be conditioned on receiving prompt notice of the claim and the opportunity to settle and defend the claim. We may, to the extent permitted by law, purchase and maintain insurance on behalf of an individual who is or was our director, officer, employee or agent.

Indemnification against Public Policy

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The effect of indemnification may be to limit the rights of the Company and the shareholders (through shareholders’ derivative suits on behalf of the Company) to recover monetary damages and expenses against a director for breach of fiduciary duty.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING THE ACQUISITION

Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable on February 28, 2023 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of February 28, 2023, there were no shares of common stock subject to options and warrants held by any person.

Immediately prior to the closing of the Acquisition, we had outstanding 6,240,000 shares of common stock. Immediately after the closing of the Acquisition, we had 12,240,000 issued and outstanding shares of common stock, no options and no warrants issued and outstanding.

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The following table sets forth certain information with respect to beneficial ownership of our common stock immediately after the closing of the Acquisition is based on 12,240,000 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of our outstanding common stock;
•	Each executive officer;
•	Each director; and
•	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o the Company.

Name	Number of Shares of Common Stock	Percentage
Eric Eastwood Nixon	0	0%
Wenflor International Inc (1)	6,000,000	49.0%
Colin Bailey	1,000,000	8.1%

(All officers, directors and 5% stockholders as a group (3 people)	7,000,000	57.1%

(1) Wenflor International Inc. is controlled by Kristina Chams, Rene Jimenz, Alberto Reyes, and Teresa Tattersfield.

Item 5.06 Change in Shell Company Status

Prior to the closing of the Acquisition, ARMA was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, ARMA ceased being a shell company upon completion of the acquisition on February 27, 2023.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

The audited financial statements of Bret from inception through October 31, 2021 and audited financial statements of Bret as for the twelve months ended October 31, 2022 are appended to this report.

(b) Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation of the Company (incorporated by reference to our Registration Statement on Form S-1 filed on March 2, 2015) *
3.2	Bylaws of the Company Inc. (incorporated by reference to our Registration Statement on Form S-1 filed on March 2, 2015) *
3.3	Organizational Documents of Bret *
3.4	Organizational Documents of Ecpafin *
4.1	Share Exchange Agreement *
23.1	Consent of OLAYINKA OYEBOLA & CO. *
99.1	Verified Carbon Standard Methodology Concept Note, issued June 7, 2021 *

* Filed as part of Form 8-K, filed on February 27, 2023.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARMA SERVICES INC.
Date: August 11, 2023	/s/ Eric Eastwood Nixon__________
	By:	Eric Eastwood Nixon, President & Chief Executive Officer, Director

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INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of October 31, 2022, and 2021

Consolidated Statements of Operations for the years ended October 31, 2022 and 2021

Consolidated statements of Stockholders’ Equity for the years ended October 31, 2022, and 2021

Consolidated Statements of Cash Flows for the years ended October 31, 2022, and 2021

Notes to Audited Financial Statements

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Directors of Bret International Holding Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Bret International Holding Corp . (“the Company”) as of October 31, 2022, and 2021 the related statements of operations, stockholder's equity, and cash flows, for the period ended October 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of October 31, 2022, and the results of its operations and its cash flows for the period ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole and we are not, by communicating the critical audit matters, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate. There are no critical audit matters to be communicated.

/s/ OLAYINKA OYEBOLA & CO.

OLAYINKA OYEBOLA & CO.

(Chartered Accountants)

We have served as the Company's auditor since January 19, 2023

July 24, 2023.

Lagos Nigeria

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BRET INTERNATIONAL HOLDING CORP

Consolidated Balance Sheets

As of October 31, 2022, and 2021

	October 31, 2022	October 31, 2021

ASSETS
Current Assets
Cash and cash equivalents	$174,181	$48,614
Account Receivables	15,141	14,270
Prepaid	111,578	34,631
Other current assets	3,208	253
Total Current Assets	304,108	97,768

Property and equipment	408	659
Total Assets	$304,516	$98,427

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$16,917	$11,495
Loan payables	120,639	264,196
Taxes Payables	2,348	515
Other short-term liabilities	8,846	743
Total Current Liabilities	148,750	276,949

Note payables	908,390	–
Total Liabilities	1,057,140	276,362

Members Deficit
Members Capital	11,282	8,687
Additional paid in capital	20,160	20,1160
Accumulated deficit	(831,296)	(207,368)

Total Members Deficit	(799,854)	(178,522)

Total Liabilities and Stockholders’ Deficit	$304,516	$98,427

See accompanying notes to financial statements.

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BRET INTERNATIONAL HOLDING CORP

Consolidated Statements of Operations

For the years ended October 31, 2022, and 2021

	Year ended October 31, 2022	Year ended October 31, 2021

Revenues	$59,745	$6,812
Cost of revenue	(193,033)	(22,583)
Gross profit	(133,289)	(15,771)

OPERATING EXPENSES
General and administrative expense	418,531	78,637
	–	–
TOTAL OPERATING EXPENSES	418,531	78,637
NET LOSS FROM OPERATIONS	(551,820)	(94,408)

OTHER COMPREHENSIVE INCOME/ (LOSS)	(67,590)	(140)
NET LOSS	$(619,409)	$(94,548)

See accompanying notes to financial statements.

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BRET INTERNATIONAL HOLDING CORP

Consolidated Statement of Stockholder’s Equity (Audited)

For the Years Ended October 31, 2022, and 2021

		Additional	Accumulated	Total
	Members Capital	Paid in Capital	Deficit	Members Capital
Balance, October 31, 2020	$2,508	$20,160	$(112,960)	$(90,292)
Net loss for the year ended October 31, 2021	–	–	(94,408)	(94,408)
Other comprehensive Income for the year 2021	–	–	–	–
Additional paid in capital	6,179	–	–	6,179
Balance, October 31, 2021	$8,687	$20,160	$(207,368)	$(178,521)

Balance, October 31, 2021	$8,687	$20,160	$(207,368)	$(178,521)
Net loss for the year ended October 31, 2021	–	–	(619,409)	(619,409)
Other comprehensive Income for the year 2021	–	–	–	–
Additional paid in capital	–	–	–	–
Balance, October 31, 2022	$8,687	$20,160	$(826,777)	$(797,930)

See accompanying notes to financial statements.

30

BRET INTERNATIONAL HOLDING CORP

Consolidated Statement of Cash Flows

For the Years Ended October 31, 2022, and 2021

	Year ended October 31, 2022	Year ended October 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	$(554,830)	$(94,408)

Adjustment for non-cash item
Depreciation and amortization	251	341
Translation differences	–	(140)

Changes in assets and liabilities:
(Increase) decrease in accounts and other payables	(127,612)	147,624
(Increase) decrease in accounts and other receivables	(80,773)	(7,592)
Cash flows provided by/ (used in) operating activities	(762,964)	45,825

CASH FLOWS FROM INVESTING ACTIVITIES
Property plant and equipment	–	(341)
Cash flows provided by/ (used in) investing activities	–	(341)

CASH FLOWS FROM FINANCING ACTIVITIES
Notes payables	908,390	–
Additional paid in capital	(19,272)	–
Cash flows provided by/ (used in) financing activities	889,118	–

NET INCREASE (DECREASE) IN CASH	126,154	45,484
Cash, beginning of period	48,027	2,543

Cash, end of period	$174,181	$48,027

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$–	$–
Income taxes paid	$–	$–

See accompanying notes to financial statements.

31

BRET INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2022, and 2021

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

 The following Consolidated Financial Statements of Bret International Holding Corp., including ownership of 100% of Bret Consultores, SAPI de CV: (“Bret”), a Mexican corporation, specializing in Forestry Management and creating Carbon Offsets and Ecapfin Sapi de Cv. a Mexican corporation specialized in developing methodologies of carbon capture in agricultural crop applications.

Bret Consultores, SAPI de CV plans to develop and manage forestry properties belonging to Indigenous communities in five states in Mexico with over 156,000 hectares of forest land creating carbon offsets and agricultural carbon offsets to be sold to Fortune 5000 Companies to offset their carbon liabilities. The company plans to expand this program on a global scale working with Governments, the UNFCC, NGO’S, the UNDP, FAO, the Green Climate Fund (GCF) and the Global Environment Facility (GEF).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Basis of Consolidation

The consolidated financial statements include the accounts of Bret International Holding Corp and its subsidiaries Bret Consultores and Ecapfin. All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has adopted an December 31 fiscal year end.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents. The Company had $174,181 of cash as of October 31, 2022.

Fair Value of Financial Instruments

ASC topic 820 “Fair Value Measurements and Disclosures” establishes a three-tier fair value hierarchy, which prioritizes the inputs in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market.

These tiers include:

Level 1: defined as observable inputs such as quoted prices in active markets.

Level 2: defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and

Level 3: defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

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The carrying value of accounts payable and the Company’s loan from shareholder approximates its fair value due to their short-term maturity.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The purpose of our business is to provide a full range of services in the field forestry and agriculture management for the purpose of creating carbon removal offsets credits

Services are provided through industry conferences and meetings with for producers, cooperatives and forestry management organizations in the private, state and federal government levels working with nonprofit organizations such as Verra, Climate Action Reserve and Gold Stanndard and to organize participation in exhibitions and forums.

The Company will recognize revenue in accordance with ASC topic 606 “Revenue from Contracts with Customers”. The core principle of ASC 606 is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. An entity recognizes revenue in accordance with that core principle by applying the following steps:

Step 1: Identify the contract(s) with a customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

 Specifically, Section 606-10-50 requires an entity to provide information about: a. Revenue recognized from contracts with customers, including the disaggregation of revenue into appropriate categories; b. Contract balances, including the opening and closing balances of receivables, contract assets, and contract liabilities; c. Performance obligations, including when the entity typically satisfies its performance obligations and the transaction price that is allocated to the remaining performance obligations in a contract; d. Significant judgments, and changes in judgments, made in applying the requirements to those contracts.

Stock-Based Compensation

Stock-based compensation is accounted for at fair value in accordance with ASC Topic 718. To date, the Company has not adopted a stock option plan and has not granted any stock options.

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Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the Company’s net income (loss) applicable to common shareholders by the weighted average number of common shares during the period. Diluted income (loss) per share is calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of October 31, 2022 and 2021. In loss years common stock equivalents would not be included as they would be anti-dilutive.

Comprehensive Income

The Company has established standards for reporting of comprehensive income, its components and accumulated balances. When applicable, the Company would disclose this information on its Statement of Stockholders’ Equity. Comprehensive income comprises equity except those resulting from investments by owners and distributions to owners. The Company has not had any significant transactions that are required to be reported in other comprehensive income.

NOTE 3 – LOANS FROM DIRECTOR

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by shareholders. Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

NOTE 4 – RELATED PARTY TRANSACTIONS

As of October 31, 2022, the Company had a non-interest-bearing loans payable to its shareholders in the amount of $908,390.

The Company’s officers and director provide services and office space to the Company without compensation. During the year, company had not transacted any business with the related entities.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

The Company neither owns nor leases any real or personal property. An officer has provided office services without charge. There is no obligation for the officer to continue this arrangement. Such costs are immaterial to the financial statements and accordingly are not reflected herein. The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

NOTE 6 – INCOME TAXES

As of October 31, 2022, the Company had net operating loss carry forwards of approximately $619,409 that may be available to reduce future years’ taxable income in varying amounts through 2032. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carryforwards. The provision for Federal income tax consists of the following:

	October 31, 2022	October 31, 2021
Federal income tax benefit attributable to:
Current Operations	$759,864	$19,855
Less: valuation allowance	(759,864)	(19,855)
Net provision for Federal income taxes	$–	$–

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The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	October 31, 2022	October 31, 2021
Deferred tax asset attributable to:
Net operating loss carryover	$759,864	$19,855
Less: valuation allowance	(759,864)	(19,855)
Net deferred tax asset	$–	$–

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $136,369 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

NOTE 8 – SUBSEQUENT EVENTS

In accordance with ASC 855-10 the Company has analyzed its operations subsequent to October 31, 2022, and to the date these financial statements were issued, and has determined that it does not have any subsequent event to disclose in these financial statements.

On February 27, 2023, Arma Services Inc. (“ARMV,” or the “Company”) entered into a share exchange agreement with Wenflor International Inc. and to acquire Bret International Holding Corp., owner of 100% of Bret Consultores, SAPI de CV: (“Bret”), a Mexican corporation.

▪	Bret Consultores, SAPI de CV: (“Bret”), was acquired by Arma Services Inc, and the transaction was accounted for as a reverse merger. Under the agreement ARMV will own 10,000 common shares of BIHC, representing all of the issued and outstanding equity of BIHC;
▪	The shareholders will be issued 6,000,000 shares of ARMV, $0.001 per value per shares (the common stock) representing 49% of the outstanding shares of common stock (the common stock)
▪	BIHC will hold no common shares of ARMV, as the wholly owned subsidiary of ARMV

As of March 6, 2023, 6,000,000 shares of ARMV issued based on signed agreement on February 27, 2023 which closed on March 6, 2023.

35

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARMA SERVICES INC.
Date: August 11, 2023	/s/ Eric Eastwood Nixon
	By:	Eric Eastwood Nixon, President & Chief Executive Officer, Director

36